Exhibit 10.2

    Up to $105,000,000

    VELO3D, INC.

    Senior Secured Convertible Notes

    PLACEMENT AGENT AGREEMENT

    August 10, 2023

Credit Suisse Securities (USA) LLC
As Placement Agent
c/o Credit Suisse Securities (USA) LLC,
Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs and Madams:

    1. Introductory. Velo3D, Inc., a Delaware corporation (“Company”), proposes, pursuant to the terms of this Placement Agent Agreement (this “Agreement”) and the securities purchase agreement (the “Securities Purchase Agreement”) entered into with the purchasers named therein (collectively, the “Purchaser”), to sell to the Purchaser $70,000,000 aggregate principal amount of Senior Secured Convertible Notes (“Firm Securities”). The Company also agrees to sell to the Purchaser, at the option of the Purchaser (the “Option”), an aggregate of not more than $35,000,000 aggregate principal amount of Senior Secured Convertible Notes (“Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”. The Offered Securities shall be convertible into shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”, and any shares of Common Stock issuable upon the conversion of the Offered Securities, the “Underlying Shares”). Except as provided in the Offered Securities, the Offered Securities will be secured by a first priority lien on all assets of the Company including, but not limited to, its intellectual property (subject to prior liens and other customary exclusions, in each case acceptable to the Collateral Agent (as defined in the Offered Securities) in its sole discretion) (the “Collateral”) in accordance with the Indenture (as defined below), the Offered Securties and the Security Documents (as defined below).

    2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Placement Agent that:

(a)  Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-3 (No. 333-268346) covering the registration of the Offered Securities under the Act, including a related preliminary prospectus or prospectuses. At any particular time, this initial registration statement, in the form then on file with the Commission, including all material then incorporated by reference therein, all information contained in the registration statement (if any) pursuant to Rule 462(b) and then deemed to be a part of the initial registration statement, and all 430B Information and 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement”. The Company may also have filed, or may file with the Commission, a Rule 462(b) registration statement covering the registration of the Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430B Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement”.
As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.
For purposes of this Agreement:

“430B Information”, with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430B(e) or retroactively deemed to be a part of such registration statement pursuant to Rule 430B(f).
“430C Information”, with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C.
“Act” means the Securities Act of 1933, as amended.
“Applicable Time” means 4:30 pm (Eastern time) on the date of the Securities Purchase Agreement.
“Closing Date” means any of the Initial Closing Date or each Optional Closing Date, if any.
“Commission” means the Securities and Exchange Commission.
“Effective Time” with respect to the Initial Registration Statement, means the time of the first contract of sale for the Offered Securities, or, if filed prior to the execution and delivery of the Securities Purchase Agreement, with respect to the Additional Registration Statement means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). If an Additional Registration Statement has not been filed prior to the execution and delivery of the Securities Purchase Agreement but the Company has advised the Placement Agent that it proposes to file one, “Effective Time” with respect to such Additional Registration Statement means the date and time as of which such Additional Registration Statement is filed and becomes effective pursuant to Rule 462(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Act Rules and Regulations” means the rules and regulations of the Commission under the Exchange Act.
“Final Closing Date” means the Closing Date on which all of the Offered Securities have been sold.
“Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.
The Initial Registration Statement and any Additional Registration Statement, after the filing thereof, are referred to collectively as the “Registration Statements” and each is individually referred to as a “Registration Statement”. A “Registration Statement” with reference to a particular time means the Initial Registration Statement and any Additional Registration Statement as of such time. A “Registration Statement” without reference to a time means such Registration Statement as of its Effective Time. For purposes of the foregoing definitions, 430B Information with respect to a Registration Statement shall be considered to be included in such Registration Statement as of the time specified in Rule 430B.
“Indenture” means that certain Indenture, to be dated as of the Initial Closing Date (as defined below), between the Company and the Trustee, as amended and supplemented by the First Supplemental Indenture thereto, to be dated as of the Initial Closing Date, between the Company and the Trustee.
“Initial Closing Date” means 9:00 a.m., New York City time, on August 14, 2023 or such other time thereafter as the Purchaser and the Company determine for the settlement and payment of the Firm Securities pursuant to the Securities Purchase Agreement.
“Optional Closing Date” means each time for the delivery of and payment for the Optional Securities, which may be the Initial Closing Date.
“Placement Agent” means Credit Suisse Securities (USA) LLC.
“Rules and Regulations” means the rules and regulations of the Commission under the Act.
“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002, as amended and all rules and regulations promulgated thereunder or implementing the provisions thereof (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules of The New York Stock Exchange (“Exchange Rules”).

“Security Documents” means (i) as of the Initial Closing Date, except as provided in the Offered Securities, the Perfection Certificate, Main Security Agreement, the IP Security Agreement (each, as defined in the Securities Purchase Agreement) and UCC-1 financing statements and similar documents to protect and perfect a first priority security interest (subject to no liens except as provided in the Indenture and the Offered Securities) in the applicable Collateral and (ii) as of the thirtieth (30th) day following the Initial Closing Date, except as provided in the Offered Securities, the documents referred to in clause (i) and the Ancillary Security Agreements (as defined in the Securities Purchase Agreement).
“Statutory Prospectus” with reference to a particular time means the prospectus included in a Registration Statement immediately prior to that time, including any document incorporated by reference therein and any 430B Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) and not retroactively.
“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act.
“Trust Indenture Act” means the Trust Indenture Act of 1939.
“Trustee” means U.S. Bank Trust Company, National Association.
“Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act.
Unless otherwise specified, a reference to a “rule” is to the indicated rule under the Act.
(b)  Compliance with Securities Act Requirements. No order preventing or suspending the use of any Statutory Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceeding for that purpose has been initiated or threatened by the Commission. At the time the Registration Statement initially became effective, at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post effective amendment, incorporated report or form of prospectus), at the Effective Time relating to the Offered Securities and on each Closing Date, the Registration Statement, as amended or as supplemented, including the financial statements, if any, included or incorporated by reference therein, did and will comply in all material respects with all applicable requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations, did and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof. The Final Prospectus and any amendment and supplement thereto, including the financial statements, if any, included or incorporated by reference therein, as of its date, at the time of the filing of the Final Prospectus pursuant to Rule 424(b) and on each Closing Date, will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.
(c) Ineligible Issuer Status. As of the date hereof, the Company is an “ineligible issuer” in connection with the offering of the Offered Securities pursuant to Rules 164, 405 and 433 under the Act. Neither the Company nor any affiliate of the Company has prepared or had prepared on its behalf or used or referred to any “free writing prospectus” as defined in Rule 405 under the Act and has not distributed any written materials in connection with the offer or sale of the Offered Securities (other than through the Placement Agent as contemplated by this Agreement).
(d) Emerging Growth Company Status. From the time of the filing of the Initial Registration Statement with the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).
(e) General Disclosure Package. As of the Applicable Time, none of (i) the prospectus supplement, dated August 10, 2023, including the base prospectus, dated November 21, 2022 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule A to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), or (ii) any individual Written Testing-the-Waters Communication, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Written Testing-the-Waters Communication in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 8(c) hereof.
(f) Incorporated Documents. The documents that are or are deemed to be incorporated by reference in the Registration Statement or Final Prospectus or from which information is so incorporated by reference (the “Incorporated Documents”), when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations and the Exchange Act Rules and Regulations, as applicable; and any further documents filed and incorporated by reference subsequent thereto shall, when they are filed with the Commission, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the Rules and Regulations and the Exchange Act Rules and Regulations, as applicable. Each Incorporated Document did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact = necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(g) Testing-the-Waters Communication. The Company (i) has not alone engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone other than the Placement Agent to engage in Testing-the-Waters Communications. The Company has not presented to any potential investors or otherwise distributed any Written Testing-the-Waters Communication.
        (h) Good Standing of the Company and its Subsidiaries.     The Company and each of its subsidiaries listed in Exhibit 21.1 to its most recent Annual Report on Form 10-K (collectively, the “Subsidiaries”) are duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). The Company and each of its Subsidiaries has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it, except as otherwise disclosed in the Registration Statement and the Final Prospectus, and to conduct its business as described in the Registration Statement and the Final Prospectus. The Company and each of its Subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation or such other entity in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and free of any preemptive or similar rights, and are wholly owned by the Company free and clear of all claims, liens, charges, security interests, rights of first refusal and encumbrances; there are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of any Subsidiary. The Subsidiaries are the Company’s only significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission). The Company and its Subsidiaries are not engaged in any discussions or a party to any agreement or understanding, written or oral, regarding the acquisition of an interest in any corporation, firm, partnership, joint venture, association or other entity where such discussions, agreements or understandings would require disclosure in, or amendment to, the Registration Statement. Complete and correct copies of the Certificate of Incorporation, as amended, and of the Amended and Restated Bylaws of the Company are available through Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

        (i) Capital Stock. The Company has authorized, issued and outstanding capital stock as set forth or incorporated by reference in the Registration Statement as of the respective dates set forth therein (other than (i) the grant of additional equity awards or rights under the Company’s existing equity incentive and stock purchase plans, or changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares upon the exercise, conversion or redemption of securities exercisable for, convertible into or redeemable for, Common Stock outstanding on the date hereof or (ii) pursuant to the Business Combination Agreement, dated as of March 22, 2021, by and among JAWS Spitfire Acquisition Corporation, Spitfire Merger Sub, Inc., and Velo3D, Inc., as amended by Amendment #1 to Business Combination Agreement dated as of July 20, 2021 (the “Business Combination Agreement”)) and such authorized capital stock conforms in all material respects to the description thereof set forth in the Registration Statement and the Final Prospectus. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, are fully paid and nonassessable, were issued in compliance in all material respects with all applicable state and federal securities laws and are not subject to any preemptive rights, rights of first refusal or similar rights. The description of the capital stock of the Company included or incorporated by reference in the Registration Statement and the Final Prospectus is complete and accurate in all material respects. The Underlying Shares, when issued upon conversion of the Offered Securities, will conform to the description thereof set forth in or incorporated into the Final Prospectus. Except as set forth in Registration Statement and the Final Prospectus, and except pursuant to the Securities Purchase Agreement, the Offered Securities and any ATM Program (as defined in the Securities Purchase Agreement) contemplated by the Securities Purchase Agreement, the Company does not have outstanding and will not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any other securities or obligations convertible into, or any other contracts or commitments to issue or sell, any shares of capital stock, or any such warrants, convertible securities or obligations. The issuance and sale of the Offered Securities as contemplated by the Securities Purchase Agreement will not cause any holder of any share capital, securities convertible into or exchangeable or exercisable for share capital or options, warrants or other rights to purchase share capital or any other securities of the Company to have any right to acquire any preferred shares or other securities of the Company.

        (j) No Finder’s Fee. Except as disclosed in the Registration Statement, the Final Prospectus and as contemplated by this Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or other like payment in connection sale of the Offered Securities.

        (k) Registration Rights. Other than pursuant to the Securities Purchase Agreement, no holder of securities of the Company has rights, contractual or otherwise, to require the Company to register any securities pursuant to the Registration Statement, or to include any securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement, the sale of the Offered Securities as contemplated hereby or otherwise, which rights have not been duly waived in a writing furnished to the Placement Agent by the holder thereof as of the date hereof.

        (l) Listing. The Underlying Shares have been approved for listing on The New York Stock Exchange (the “Exchange”), subject to notice of issuance.

        (m) Absence of Further Requirements. No consent, approval, authorization or order of, or any filing or declaration with, any court, arbitrator or governmental or regulatory agency or body is required for the consummation of the transactions contemplated by any Security Document, the Indenture, the Offered Securities, the Securities Purchase Agreement and hereby, except such as have been obtained under the Act or the Rules and Regulations, such as may be required under state securities or Blue Sky laws, the by-laws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Exchange in connection with the offering, issuance and sale of the Offered Securities, such as otherwise have already been obtained or made as of the date of this Agreement, such consents, authorization, filings or registrations contemplated by the Securities Purchase Agreement that are permitted to be obtained or made after the date of this Agreement, or such consents, authorizations, filings or registrations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (n) Title to Property. Except as disclosed in the Registration Statement and the Final Prospectus, the Company and its Subsidiaries have good and marketable title in fee simple to all properties and assets described in the Registration Statement and the Final Prospectus as owned by them, free and clear of all liens, charges, encumbrances, claims or restrictions, except such as are not material to the business of the Company or its Subsidiaries. The Company and its Subsidiaries have valid, subsisting and, subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws relating to creditor’s rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”), enforceable leases for the properties described in the Registration Statement and the Final Prospectus as leased by them. The Company and its Subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted, except where the failure to so own or lease could not have a material adverse effect or could reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or their respective assets, businesses, operations, earnings, properties, prospects, conditions (financial or other), stockholders’ equity or results of operations, or prevent or materially interfere with consummation of the transactions contemplated hereby (such effect is referred to herein as a “Material Adverse Effect”). Each of the properties of the Company and its Subsidiaries complies in all material respects with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except for such failures to comply that could not, individually or in the aggregate, reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise have a Material Adverse Effect. None of the Company or its Subsidiaries has received from any governmental or regulatory authorities any notice of any condemnation of, or zoning change affecting, the properties of the Company and its Subsidiaries, and the Company knows of no such condemnation or zoning change that is threatened, except for such that could not reasonably be expected to interfere in any material respect with the use made and proposed to be made of such property by the Company and its Subsidiaries or otherwise could have, individually or in the aggregate, a Material Adverse Effect.

(o) Absence of Defaults and Conflicts Resulting from Transaction. The execution and performance of this Agreement, the Securities Purchase Agreement, the Indenture and the Security Documents and the issuance and sale of the Offered Securities and the Underlying Shares and compliance with the terms and provisions thereof will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries (other than liens pursuant to the Indenture and the Security Documents) pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or conflict with or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the certificate or articles of incorporation or by-laws or other organizational documents of the Company or any of its Subsidiaries, (ii) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of its or their properties is bound or affected, or (iii) violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries, which lien, charge, encumbrance, breach, violation, conflict, default, termination or acceleration, in the cases of clauses (ii) or (iii), could reasonably be expected to have a Material Adverse Effect.
        (p) Absence of Existing Defaults and Conflicts. The Company and each Subsidiary has and will have performed all the obligations required to be performed by it, and is not and will not be, (i) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or any other contract, agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries are subject or (ii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, which default or violation, in the cases of clauses (i) or (ii), could reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, no other party under any contract or other instrument to which it or any of its Subsidiaries is a party is in default in any respect thereunder, which default could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is or will be in violation of any provision of its certificate or articles of incorporation or by-laws or similar organizational documents. Neither the Company nor any of its Subsidiaries has (i) failed to pay any dividend or sinking fund installment on preferred stock or (ii) defaulted on any installment or other payment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could have a Material Adverse Effect.

        (q) Authorization of Agreement. The Company has full corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof, except that the enforcement (A) of this Agreement may be subject to the Enforceability Exceptions and (B) of the indemnification and contribution obligations and provisions of this Agreement may be limited by applicable law or considerations of public policy.

        (r) Securities Purchase Agreement. The Company has full corporate power and authority to enter into the Securities Purchase Agreement and perform the transactions contemplated thereby. The Securities Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with the terms thereof, except that the enforcement (A) of the Securities Purchase Agreement may be subject to the Enforceability Exceptions and (B) of the indemnification and contribution obligations and provisions of the Securities Purchase Agreement may be limited by applicable law or considerations of public policy.

        (s) Execution and Delivery of Indenture. The Indenture has been duly authorized and, when executed and delivered, will be duly qualified under the Trust Indenture Act; the Offered Securities have been duly authorized and, when the Offered Securities are duly executed and authenticated by the Trustee and delivered and paid for pursuant to the Securities Purchase Agreement on each Closing Date, the Indenture will have been duly executed and delivered by the Company, such Offered Securities will have been duly executed, authenticated, issued and delivered, will conform in all material respects to the description of such Offered Securities contained in the Final Prospectus and the Indenture and such Offered Securities will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the Enforceability Exceptions, and be entitled to the benefits and security provided by the Indenture and the Security Documents.

        (t) Offered Securities and Underlying Shares. When the Offered Securities are delivered and paid for pursuant to the Securities Purchase Agreement on each Closing Date, such Offered Securities will be convertible into the Underlying Shares of the Company in accordance with the terms of the Indenture and the Offered Securities; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion, and conform to the description of such Underlying Shares contained or incorporation by reference in the Final Prospectus; when issued upon conversion of the Offered Securities, the Underlying Shares will be validly issued, fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

        (u) Possession of Licenses and Permits. The Company and its Subsidiaries own or possess all authorizations, approvals, orders, licenses, registrations, other certificates and permits of and from all governmental regulatory officials and bodies (collectively, “Licenses”), necessary to conduct their respective businesses as contemplated in the Registration Statement and the Final Prospectus, except where the failure to own or possess all such authorizations, approvals, orders, licenses, registrations, other certificates and permits could not have a Material Adverse Effect. (i) There is no proceeding pending or threatened (or any basis therefor known to the Company) that may cause any such authorization, approval, order, license, registration, other certificate or permit to be revoked, withdrawn, cancelled, suspended or not renewed; (ii) the Company and each of its Subsidiaries is conducting its business in compliance in all material respects with all laws, rules and regulations applicable thereto (including, without limitation, all applicable federal, state and local environmental laws and regulations); and (iii) the Company has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, rules and regulations, and is not aware of any pending change or contemplated change to any applicable laws, rules and regulations or governmental positions; in the case of each of clauses (i), (ii) and (iii), that would materially adversely affect the business of the Company or the business or legal environment under which the Company operates.

        (v) Absence of Labor Dispute. No material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

        (w) Possession of Intellectual Property. (i) The Company and each of its Subsidiaries owns or has adequate rights to use all trademarks, trade names, domain names, patents, patent rights, mask works, copyrights, technology, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), service marks, trade dress rights and other intellectual property and registrations and applications for registration for any of the foregoing (collectively, “Intellectual Property”) and has such other licenses, approvals and governmental authorizations, in each case, sufficient to conduct its business as now conducted and as now proposed to be conducted, and, to the Company’s and its Subsidiaries’ knowledge, there are no rights of third parties to any such Intellectual Property owned by the Company and its Subsidiaries and none of the foregoing Intellectual Property rights owned or, subject to the Enforceability Exceptions, licensed by the Company or any of its Subsidiaries is invalid or unenforceable, (ii) the Company has no knowledge of any infringement by it or any of its Subsidiaries of Intellectual Property rights of others, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any Intellectual Property rights of others, where such infringement or violation could have a Material Adverse Effect, (iii) the Company is not aware of any infringement, misappropriation or violation by others of, or conflict by others with rights of the Company or any of its Subsidiaries with respect to, any Intellectual Property that could have a Material Adverse Effect, (iv) there is no suit, proceeding or claim being made against the Company or any of its Subsidiaries or, to the knowledge of the Company and its Subsidiaries, any employee of the Company or any of its Subsidiaries, regarding Intellectual Property, challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property or alleging other infringement that could have a Material Adverse Effect, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, (v) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application that contains claims for which an “interference proceeding” (as defined in 35 U.S.C. § 135) has been commenced against any patent or patent application described in the Registration Statement and the Final Prospectus as being owned by or licensed to the Company and (vi) the Company and its Subsidiaries have not received any notice of infringement with respect to any patent or any notice challenging the validity, scope or enforceability of any Intellectual Property owned by or licensed to the Company or any of its Subsidiaries, in each case the loss of which patent or Intellectual Property (or loss of rights thereto) could have a Material Adverse Effect. The Company and its Subsidiaries have taken all reasonable steps necessary to secure their interests in such Intellectual Property from their employees and contractors (including, but not limited to, assignments of such Intellectual Property from such employees and contractors) and to protect the confidentiality of all of their confidential information and trade secrets and that of third parties in their possession to the extent contractually required to do so. None of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or the Subsidiaries has been obtained or is being used by the Company or the Subsidiaries in violation of any contractual obligation binding on the Company or any of the Subsidiaries or, to the knowledge of the Company and its Subsidiaries, any of their respective officers, directors or employees, where such violation or violation could have a Material Adverse Effect. The Company and the Subsidiaries own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites and equipment used to process, store, maintain and operate data, information and functions used in connection with the business of the Company and the Subsidiaries (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and the Subsidiaries as currently conducted, except as could not have a Material Adverse Effect.

        (x) Privacy and Data Protection. To the knowledge of the Company, the Company and its Subsidiaries have operated its business in a manner materially compliant with all privacy and data protection laws and regulations applicable to the Company’s and its Subsidiaries’ collection, handling, and storage of its customers’ data. The Company and its Subsidiaries have policies and procedures in place reasonably designed to ensure the integrity and security of the data collected, handled or stored in connection with the delivery of its product offerings. The Company and its Subsidiaries materially comply with, have policies and procedures in place designed to ensure privacy and data protection laws are complied with and takes appropriate steps which are reasonably designed to assure compliance in all material respects with such policies and procedures.

        (y) Environmental Laws. Except as to those which could not, individually or in the aggregate, have a Material Adverse Effect, (i) each of the Company and each of its Subsidiaries (A) is in compliance with all applicable rules, laws and regulation relating to pollution, the protection of health or the environment, and the use, transportation, treatment, storage and disposal of, or exposure to, hazardous or toxic substances or wastes (“Environmental Law”) and (B) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Law to conduct their respective businesses as described in the Registration Statement and the Final Prospectus, (ii) none of the Company nor any of its Subsidiaries has received any notice from any governmental authority or third party, or otherwise has knowledge, of any asserted claim under Environmental Laws, and (iii) to the Company’s knowledge, no facts currently exist that could subject the Company or any of its Subsidiaries to liability under Environmental Laws, including any liability for remediation of any releases or threatened releases of hazardous or toxic substances.

        (z) Accurate Disclosure. The statements in the Registration Statement and the Final Prospectus under the heading “Description of Capital Stock” and in the Company’s Annual Report on Form 10-K incorporated by reference in the Registration Statement and the Final Prospectus under the headings “Business—Intellectual Property” and “Risks Related to Intellectual Property”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown.

        (aa) Absence of Manipulation. None of the Company, any of its Subsidiaries or any of their respective directors, officers or controlling persons has taken, or will take, directly or indirectly, any action designed, or that might reasonably be expected to cause or result, under the Act or otherwise, in, or that has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

        (bb) Statistical and Market-Related Data. The statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement and the Final Prospectus are based on or derived from sources the Company reasonably believes are reliable and accurate, and such data agrees with the sources from which they are derived, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

        (cc) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement and the Final Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

        (dd) Compliance with the Sarbanes-Oxley Act. The Company is in compliance in all material respects with, and there has been no failure on the part of the Company to comply in all material respects with, all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder. Since September 29, 2021, each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed or furnished to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

        (ee) Internal Controls. The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. Except as disclosed in the Registration Statement and the Final Prospectus, the Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Registration Statement and the Final Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Except as set forth in the Registration Statement and the Final Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

        (ff) Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)); such disclosure controls and procedures have been designed to ensure that information required to be disclosed relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities, particularly during the period in which the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the most recently ended fiscal year (such date, the “Evaluation Date”). The Company presented in its Form 10-K for the most recently ended fiscal year the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date and, except as set forth in the Registration Statement and the Final Prospectus, the disclosure controls and procedures are effective. Except as set forth in the Registration Statement and the Final Prospectus, since the Evaluation Date, there have been no significant changes in the Company’s disclosure controls or, to the Company’s knowledge, in other factors that could significantly affect the Company’s disclosure controls.

        (gg) Litigation. Except as set forth in the Registration Statement and the Final Prospectus, there are no material actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries or any of its or their officers in their capacity as such, nor any basis therefor, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could have a Material Adverse Effect. There are no material current or pending legal, governmental or regulatory audits or investigations, actions, suits or proceedings that are required under the Act to be described in the Registration Statement or the Final Prospectus that are not so described.

        (hh) Financial Statements. The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement or the Final Prospectus present fairly the financial condition of the Company and its consolidated Subsidiaries as of the respective dates thereof and the results of operations, cash flows and changes in stockholders’ equity of the Company and its consolidated Subsidiaries for the respective periods covered thereby, and have been prepared in all material respects in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved. No other financial statements or schedules (historical or pro forma) are required by the Act, the Exchange Act, the Exchange Act Rules and Regulations or the Rules and Regulations to be included or incorporated by reference in the Registration Statement or the Final Prospectus. To the extent applicable, any pro forma financial statements, information or data included or incorporated by reference in the Registration Statement and the Final Prospectus comply in all material respects with the requirements of Regulation S-X of the Act, including, without limitation, Article 11 thereof, fairly present the information set forth therein, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. PricewaterhouseCoopers LLP (the “Accountants”), who have reported on the consolidated financial statements and schedules of the Company, are and, during the periods covered by their report were, an independent registered public accounting firm with respect to the Company within the meaning of, and as required by, the Act, the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (“PCAOB”). The other financial and statistical data included and incorporated by reference in the Registration Statement and the Final Prospectus present accurately and fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements incorporated by reference in the Registration Statement and the Final Prospectus and the books and records of the Company. All disclosures contained in the Registration Statement, the General Disclosure Package and the Final Prospectus regarding “non-GAAP financial measures” (as such term is defined in the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10(e) of

Regulation S-K under the Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Final Prospectus fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

        (ii) No Material Adverse Change in Business. Except as otherwise disclosed in the Registration Statement and Final Prospectus, subsequent to the filing of the Registration Statement and the Final Prospectus, (i) there has not been any Material Adverse Effect, the occurrence of any development that the Company reasonably expects could result in a Material Adverse Effect or any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the general affairs, business, management, condition (financial or otherwise), earnings, results of operations, properties, operations, assets, liabilities or prospects of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Change”), (ii) there has not been any material change in the capitalization or long-term indebtedness of the Company of the Company (other than in connection with the exercise or settlement of equity awards or rights granted pursuant to the Company’s equity incentive and stock purchase plans from the shares reserved therefor as described in the Registration Statement and the Final Prospectus, the exercise or redemption of warrants described in the Registration Statement and the Final Prospectus, the issuance of shares of Common Stock pursuant to the Business Combination Agreement, the grant of equity awards or rights in the ordinary course of business and consistent with the past practice of the Company and the issuance of the Offered Securities pursuant to the Securities Purchase Agreement, the issuance of the Underlying Shares pursuant to the Offered Securities and the issuance of shares pursuant to any ATM Program contemplated by the Securities Purchase Agreement), (iii) neither the Company nor any of its Subsidiaries has incurred, except in the ordinary course of business as described in the Registration Statement or the Final Prospectus, any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), nor has the Company or any of its Subsidiaries entered into any material transactions other than pursuant to this Agreement, the Securities Purchase Agreement and the transactions referred to herein and therein and (iv) the Company has not paid, made or declared any dividends or other distributions of any kind on any class of its capital stock or the capital stock of any Subsidiary.

            (jj) Investment Company Act. The Company and its Subsidiaries are not and will not become as a result of or after giving effect to the offer and sale of the Offered Securities, and will not conduct their business in a manner that would cause any of them to be, required to register as an “investment company,” an entity “controlled” by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as each such terms are defined in the Investment Company Act of 1940 (the “Investment Company Act”).

            (kk) Ratings. No “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 7(c)(ii) hereof.

(ll) Taxes. The Company and each of its Subsidiaries have filed all federal, state, local and foreign tax returns that have been required to be filed (within any applicable time limit extensions permitted by the relevant tax authority) and has paid all taxes and assessments shown thereon to the extent that such taxes or assessments have become due, other than those being contested in good faith and for which adequate reserves have been provided. Neither the Company nor any of its Subsidiaries has any tax deficiency, penalty or assessment that has been or, to the knowledge of the Company, might be asserted or threatened against it that could have a Material Adverse Effect. On each Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Offered Securities to be sold pursuant to the Securities Purchase Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.
(mm) Insurance. The Company and each of its Subsidiaries maintains or is covered by insurance of the types and in the amounts reasonably deemed adequate for its business and customary for companies engaged in similar businesses in similar industries, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(nn) No Unlawful Payments. Neither the Company nor any of its Subsidiaries nor, to the the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any unlawful payment from corporate funds to any foreign or domestic government official or employee or foreign or domestic political party or campaign, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977 or any comparable applicable law in another jurisdiction, or (iv) made any bribe, illegal rebate, payoff, influence payment, kickback or other unlawful payment. The Company, its Subsidiaries and each of their respective controlled affiliates have instituted and maintained, and will continue to maintain, policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with all applicable anti-bribery and anti-corruption laws and with the representation and warranty contained herein.
(oo) Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including the Currency and Foreign Transactions Reporting Act of 1970, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Requires to Intercept and Obstruct Terrorism Act of 2001, and the money laundering laws of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(pp) Economic Sanctions. Neither the Company nor any of its Subsidiaries thereof, nor, to the knowledge of the Company or any of its Subsidiaries, any director, officer or employee, agent, affiliate or representative of the Company or any of its Subsidiaries is a government, individual or entity that is, or is owned or controlled by an individual or entity that is (i) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (“Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic). The Company and its Subsidiaries have not engaged in, and are not now engaged in, and will not engage in any dealings or transactions with any government, individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions, and have instituted and maintain policies and procedures designed to promote and achieve compliance with such Sanctions. The Company and its Subsidiaries will not, directly or indirectly, use the proceeds of the issuance and sale of the Offered Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person (A) to fund or facilitate any activities or business of or with any government, individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any government, individual or entity (including any government, individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).
(qq) Other Offerings. The Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Act, other than shares of Common Stock issued (i) pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans, (ii) pursuant to outstanding options, restricted stock units (“RSUs”), rights or warrants or (iii) pursuant to the Sales Agreement, dated February 6, 2023, by and between the Company and Needham & Company, LLC (the “Sales Agreement”).
(rr) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.
(ss) Lending Relationship. Except as disclosed in the Registration Statement and the Final Prospectus, the Company and its Subsidiaries (i) do not have any material lending or other relationship with any bank or lending affiliate of the Placement Agent and (ii) does not intend to use any of the proceeds from the sale of the Offered Securities to repay any outstanding debt owed to any affiliate of the Placement Agent.
(tt) Margin Rules. Neither the issuance, sale and delivery of the Offered Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Final Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
(uu) ERISA. To the knowledge of the Company, the Company and each of its Subsidiaries is in compliance with all applicable provisions of the Employee Retirement Income Security Act of 1974, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company and each of its Subsidiaries would have any material liability; each of the Company and each of its Subsidiaries has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company or any Subsidiary would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
(vv) Subsidiaries. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.
(ww) Security Interests. The Company and each relevant Subsidiary has all requisite power and authority to authorize, execute and deliver each Security Document to which it is or will be a party, perform its obligations thereunder and grant and reaffirm security interests pursuant to the applicable Security Documents. Except as provided in the Offered Securities, when the Offered Securities are delivered and paid for in accordance with the Securities Purchase Agreement on each Closing Date, the Security Documents will have been duly authorized, executed and delivered by the Company and each relevant Subsidiary and all other actions necessary or desirable to protect and perfect a first priority security interest (subject to no liens except as provided in the Indenture and the Offered Securities) in the applicable Collateral for the benefit of the holders of the Offered Securities will have been duly made or taken in each place in which such filing or recording is required to create, protect, preserve and perfect the security interest created by the Indenture, the Offered Securities and the Security Documents and will be in full force and effect, and all taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Indenture, the the Offered Securities and the Security Documents and the issuance of the Offered Securities will have been paid, in each case, except as could have, individually or in the aggregate, a Material Adverse Effect; and, except as provided in the Offered Securities, when the Offered Securities are so delivered and paid for, and all required filings of the Indenture, the Offered Securitiesand the Security Documents are made and all other such actions taken, the Trustee and Collateral Agent will have a valid and perfected first priority security interest (subject to no liens except as provided in the Indenture and the Offered Securities) in the applicable Collateral enforceable against all creditors of the Company, subject only to the exceptions referred to in the Indenture and the Offered Securities.
(xx) Title to Collateral. Except as provided in the Offered Securities, when the Offered Securities are delivered and paid for pursuant to the Securities Purchase Agreement on each Closing Date, the Company and each relevant Subsidiary will have good and marketable title in fee simple to all real and fixed properties and good and marketable title to all other applicable Collateral owned by the Company or such relevant Subsidiary, as the case may be, in each case free from liens, encumbrances and defects other than the lien of the Indenture and the Offered Securitiesand the Security Documents, subject only to the exceptions referred to in the Indenture and the Offered Securities, in each case, except as could have, individually or in the aggregate, a Material Adverse Effect; and the descriptions of all the applicable Collateral contained in the granting clauses of the the Securities Purchase Agreement, the Indenture and the Offered

Securities will be correct and adequate in all material respects for the purposes of the Indenture and the Offered Securities.
    3. Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein:

(a)The Company hereby authorizes the Placement Agent to act as its exclusive agent to solicit offers for the purchase of all or part of the Offered Securities from the Company in connection with the proposed offering of the Offered Securities. Until the earlier of the Final Closing Date and the termination of this Agreement, the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Offered Securities otherwise than through the Placement Agent.

(b)The Placement Agent agrees, as agent of the Company, to use its best efforts to solicit offers to purchase the Offered Securities from the Company on the terms and subject to the conditions set forth in the Final Prospectus. The Placement Agent has no authority to bind the Company with respect to any prospective offer to purchase Offered Securities. The Placement Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason, except to the extent it is finally determined by a court of competent jurisdiction to have resulted primarily from the bad faith, willful misconduct, fraud or gross negligence of the Placement Agent. Under no circumstances will the Placement Agent be obligated to purchase any Offered Securities for its own accounts and, in soliciting purchases of Offered Securities, the Placement Agent shall act solely as the Company’s agent and not as principal.

(c)Offers for the purchase of Offered Securities may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each offer to purchase Offered Securities received by it as Placement Agent of the Company. The Company shall have the sole right to accept offers to purchase the Offered Securities and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its reasonable discretion, without notice to the Company, to reject any offer to purchase Offered Securities received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d)The purchases of the Offered Securities by the Purchaser shall be evidenced by the execution of a Securities Purchase Agreement by each of the parties thereto.

(e)As compensation for services rendered, on the Initial Closing Date, the Company shall pay or cause to be paid to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to the greater of: (i) $1,500,000 and (ii) five percent (5%) of the gross proceeds received by the Company from the sale of the Offered Securities. On any subsequent Optional Closing Date, the Company will pay to the Placement Agent five percent (5%) of the gross proceeds received by the Company from the sale of the Offered Securities issued and sold on such Optional Closing Date to the extent the total fees (including fees received at the Initial Closing Date) to the Placement Agent would exceed $1,500,000.

(f)No Offered Securities which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Offered Securities shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Offered Securities to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Indemnified Parties (as defined below) harmless against any loss, claim, damage or liability directly or indirectly arising from or as a result of such default by the Company.

    4. [Reserved].

    5. Certain Agreements of the Company. The Company agrees with the Placement Agent that:

        (a)  Additional Filings. Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file each Statutory Prospectus (including the Final Prospectus), in a form approved by the Placement Agent (which approval shall not be unreasonably withheld, conditioned or delayed), with the Commission pursuant to and in accordance with subparagraph (5) of Rule 424(b) not later than the second business day following the earlier of the date it is first used or the execution and delivery of the

Securities Purchase Agreement. The Company will advise the Placement Agent promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Placement Agent of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of the Securities Purchase Agreement, the Company will file the Additional Registration Statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of the Securities Purchase Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to the Placement Agent, or will make such filing at such later date as shall have been consented to by the Placement Agent.

        (b)  Filing of Amendments: Response to Commission Requests. Prior to the earlier of the Final Closing Date or the expiration of the Option pursuant to the Securities Purchase Agreement, the Company will promptly advise the Placement Agent of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Placement Agent’s consent; and the Company will also advise the Placement Agent promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) prior to the earlier of the Final Closing Date or the expiration of the Option pursuant to the Securities Purchase Agreement, any amendment or supplementation of a Registration Statement or any Statutory Prospectus, (iii) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

        (c)  Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by the Placement Agent or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Placement Agent of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Placement Agent and the dealers and any other dealers upon request of the Placement Agent, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Placement Agent’s consent to, nor the Placement Agent’s delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7 hereof.

        (d) Testing-the-Waters Communication. If at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such statement or omission.

        (e)  Rule 158. As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Time of the Initial Registration Statement (or, if later, the Effective Time of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act. For the purpose of the preceding sentence, “Availability Date” means the day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Time on which the Company is required to file its Form 10-Q for such fiscal quarter except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the day after the end of such fourth fiscal quarter on which the Company is required to file its Form 10-K.

        (f)  Furnishing of Prospectuses. The Company will furnish to the Placement Agent electronic copies of each Registration Statement, each related Statutory Prospectus, and, so long as a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act, the Final Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Placement Agent requests. The Final Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the execution and delivery of the Securities Purchase Agreement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Placement Agent all such documents.

        (g)  Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Placement Agent designates and will continue such qualifications in effect so long as required for the distribution. Notwithstanding the foregoing, the Company will not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify, file any general consent to service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

        (h)  Reporting Requirements. Prior to the completion of the distribution of the Offered Securities within the meaning of the Act, the Company will furnish to the Placement Agent as soon as practicable after the end of each fiscal year, an electronic copy of its annual report to stockholders for such year; and the Company will furnish to the Placement Agent within one (1) Business Day after the filing thereof with the Commission, an electronic copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on EDGAR, it is not required to furnish such reports or statements to the Placement Agent.

    (i)  Payment of Expenses. The Company agrees with the Placement Agent that the Company will pay all reasonable, documented out-of-pocket expenses incident to the performance of the obligations of the Company, as the case may be, under this Agreement, the Securities Purchase Agreement, the Indenture and the Security Documents, including but not limited to any filing fees and other expenses (including reasonable, documented fees and disbursements of counsel to the Placement Agent) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Placement Agent designates and the preparation and printing of memoranda relating thereto, costs and expenses related to the review by FINRA of the Offered Securities (including filing fees and the reasonable, documented fees and expenses of counsel for the Placement Agent relating to such review), costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company including fees and expenses incident to listing or maintaining the listing of the Underlying Shares on the New York Stock Exchange, American Stock Exchange, The Nasdaq Stock Market LLC and other national and foreign exchanges, fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, costs and expenses incurred in connection with the creation, perfection, protection and continuation of the first priority liens contemplated by the Indenture and each Security Document and fees and expenses incurred in connection with lien and title searches, title insurance, taxes, fees and other charges for recording mortgages and filing UCC financing statements, intellectual property filings and continuations), fees and expenses of the Trustee, fees and expenses of the Collateral Agent, any transfer taxes payable in connection with the delivery of the Offered Securities to the Purchaser and expenses incurred in distributing the Final Prospectus (including any amendments and supplements thereto) to the Placement Agent; provided, however that the fees and expenses to be reimbursed to the Placement Agent (including any fees and expenses of counsel for the Placement Agent) shall not exceed an aggregate amount of two hundred thousand dollars ($200,000).

    (j) Use of Proceeds. The Company will use the net proceeds received by it in connection with this offering in the manner described in the “Use of Proceeds” section of the Final Prospectus, the Company does not intend to use any of the proceeds from the sale of the Offered Securities hereunder to repay any outstanding debt owed to the Placement Agent or affiliate of the Placement Agent.

        (k) Reservation of Shares. The Company will reserve and keep available at all times from and after the Initial Closing Date, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue the maximum number of Underlying Shares issuable upon conversion of the Offered Securities.

        (l) Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

        (m)  Post-Closing Perfection Actions. Except as provided in the Offered Securities, on or prior to the thirtieth (30th) day following the Initial Closing Date, the Company and each relevant Subsidiary will authorize, execute and deliver the Ancillary Security Agreements to which it will be a party pursuant to the Securities Purchase Agrement and take any other actions necessary to perfect and protect a first priority security interest (subject to no liens except as provided in the Indenture and the Offered Securities) in the applicable Collateral covered by such Ancillary Security Agreements for the benefit of the holders of the Offered Securities.

        (n) Emerging Growth Company Status. The Company will promptly notify the Placement Agent if the Company ceases to be an Emerging Growth Company at any time prior to the completion of the distribution of the Offered Securities within the meaning of the Act.

        (o) If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Date”), any of the Offered Securities remain unsold, the Company will, prior to the Renewal Date, file a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to the Offered Securities, in a form satisfactory to the Placement Agent and its counsel, and, if such registration statement is not an automatic shelf registration statement, will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Date. The Company will take all other reasonable actions necessary or appropriate to permit the public offer and sale of the Offered Securities to continue as contemplated in the expired registration statement related to the Offered Securities. From and after the effective date thereof, references herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.

6. Free Writing Prospectuses. The Company represents and agrees that and the Placement Agent represents and agrees that it has not made and will not make any offer relating to the Offered Securities that would constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.
    7. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein (as though made on such Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a)  Accountants’ Comfort Letter. (i) The Placement Agent shall have received letters, dated, respectively, the date hereof and the Initial Closing Date confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and in the form and substance satisfactory to the Placement Agent (except that, in the letter dated the Initial Closing Date, the specified date referred to in the comfort letters shall be a date no more than three days prior to the Initial Closing Date) and (ii) The Placement Agent shall have received letters, dated each subsequent Optional Closing Date, confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and in the form and substance satisfactory to the Placement Agent.

    (b)  Effectiveness of Registration Statement. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of the Securities Purchase Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of the Securities Purchase Agreement or, if earlier, the time the Final Prospectus is finalized and distributed to the Placement Agent, or shall have occurred at such later time as shall have been consented to by the Placement Agent. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Placement Agent, shall be contemplated by the Commission.

        (c)  No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Placement Agent, is material and adverse and makes it impractical or inadvisable to place the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Placement Agent, impractical to place or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Placement Agent, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to place the Offered Securities or to enforce contracts for the sale of the Offered Securities.

        (d)  Opinion and 10b-5 Statement of Counsel for the Company. The Placement Agent shall have received an opinion and 10b-5 statement, dated such Closing Date, of Fenwick & West LLP, counsel for the Company, and an opinion, dated such Closing Date, of intellectual property counsel to the Company satisfactory to the Placement Agent as to intellectual property matters, each in form and substance satisfactory to the Placement Agent and its counsel.

        (e) Opinion and 10b-5 Statement of Counsel for the Placement Agent. The Placement Agent shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Placement Agent, such opinion or opinions and 10b-5 statement, dated such Closing Date, with respect to such matters as the Placement Agent may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (f) Officers’ Certificate. The Placement Agent shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was timely filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 456(a) or (b); and, subsequent to the date of the most recent financial statements included or incorporated by reference in the Final Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the Final Prospectus or as described in such certificate.

(g)  CFO Certificate. At the time of the execution of the Securities Purchase Agreement, and on each Closing Date, the Placement Agent shall have received a certificate of the Chief Financial Officer of the Company in form and substance satisfactory to the Placement Agent.

(h) Listing. The Underlying Shares issuable upon conversion of the Offered Securities shall have been approved for listing on the Exchange, subject to notice of issuance.

The Company will furnish the Placement Agent with such conformed copies of such opinions, certificates, letters and documents as the Placement Agent reasonably requests. The Placement Agent may in its sole discretion waive compliance with any conditions to the obligations of the Placement Agent hereunder, whether in respect of an Optional Closing Date or otherwise.

    8. Indemnification and Contribution. (a) Indemnification of the Placement Agent by Company. The Company will indemnify and hold harmless the Placement Agent, its partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Written Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any reasonable and documented legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in subsection (b) below.

    (b) Indemnification of Company. The Placement Agent will indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, a “Placement Agent Indemnified Party”) against any losses, claims, damages or liabilities to which such Placement Agent Indemnified Party may become subject, under the Act, the Exchange Act, or other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Written Testing-the-Waters Communication or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Placement Agent Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Placement Agent Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by the Placement Agent consists of the following information in the Final Prospectus: the name of the Placement Agent and the information contained in the fifth paragraph under the caption “Plan of Distribution”.

    (d) Actions against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and

provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. No indemnifying party will be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).

    (e) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total fees received by the Placement Agent under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), the Placement Agent shall not be required to contribute any amount in excess of the amount of fees received by the Placement Agent pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e).

    9. [Reserved]

    10. Termination. If any condition specified in Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Initial Closing Date. The Company may terminate this Agreement at any time prior to execution of a Securities Purchase Agreement upon written notice to the Placement Agent. Any termination pursuant to this Section 10 shall be without liability on the part of any party to any other party, except that Section 5, Section 8, Section 9, Section 10, Section 11, Section 12 and Section 13 shall at all times be effective and shall survive such termination.

    11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Placement Agent, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated for any reason or, if for any reason, the purchase of the Offered Securities by the Purchaser is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof (including the provisions of Section 7 hereof), the Company will reimburse the Placement Agent for all reasonable, documented out-of-pocket expenses (including reasonable, documented fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Offered Securities, and the respective obligations of the Company and the Placement Agent pursuant to Section 8 hereof shall remain in effect. In addition, if any Offered Securities have been purchased pursuant to a Securities Purchase Agreement, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.

    12. Notices. All communications hereunder will be in writing and, if sent to the Placement Agent, will be mailed, delivered or telegraphed and confirmed to the Placement Agent, c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:  LCD-IBD, with a copy (which shall not constitute notice) to Skadden, Arps, Slate Meagher & Flom LLP, One Manhattan West, New York, New York 10001, Attention: Ryan Dzierniejko, email: [*], or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 511 Division St. Campbell, CA 95008, Attention: William McCombe, email: [*], with a copy (which shall not constitute notice) to Fenwick & West LLP, 902 Broadway, New York, NY, Attention: Per Chilstrom, email: [*]. An electronic communication shall be deemed written notice for purposes of this Section 12 if sent to the electronic mail address specified by the receiving party in this Section 12.

    13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

    14. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements, both written and oral, with respect to the subject matter hereof, including, without limitation, that certain letter agreement, dated as of June 14, 2023, between the Company and Credit Suisse Securities (USA) LLC.

    15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

    16. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) No Other Relationship. The Placement Agent has been retained solely to act as a placement agent in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company, on the one hand, and the Placement Agent, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Placement Agent has advised or is advising the Company on other matters;

(b) Arms’ Length Negotiations. The fees paid to the Placement Agent set forth in this Agreement were established by Company following discussions and arms-length negotiations with the Placement Agent and the Company and the Placement Agent are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) Absence of Obligation to Disclose. The Company has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) Waiver. The Company waives, to the fullest extent permitted by law, any claims they may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

    17. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

    The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

    18. WAIVER OF JURY TRIAL. THE COMPANY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    19. Recognition of the U.S. Special Resolution Regimes.

(i) In the event that the Placement that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Placement Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that the Placement Agent that is a Covered Entity or a BHC Act Affiliate of the Placement Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Placement Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(g):
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature pages follow]

    If the foregoing is in accordance with the Placement Agent’s understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

                         Very truly yours,

                          Velo3D, Inc.

                         By /s/ Benny Buller
Name: Benny Buller
Title: Chief Executive Officer

The foregoing Placement Agent Agreement is hereby confirmed and accepted as of the date first above written.

    Credit Suisse Securities (USA) LLC
By: /s/ Christopher F. Siska
Name: Christopher F. Siska
Title: Managing Director

SCHEDULE A
None.